Exhibit s

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 26th day of July 2016.

/s/ William Adams IV
William Adams IV

APPENDIX A

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SENIOR INCOME FUND (NSL)

Exhibit s

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 1st day of July 2016.

/s/ Margo L. Cook
Margo L. Cook

APPENDIX A

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SENIOR INCOME FUND (NSL)

Exhibit s

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 26th day of July 2016.

/s/ Jack B. Evans
Jack B. Evans

APPENDIX A

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SENIOR INCOME FUND (NSL)

Exhibit s

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 26th day of July 2016.

/s/ William C. Hunter
William C. Hunter

APPENDIX A

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SENIOR INCOME FUND (NSL)

Exhibit s

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 26th day of July 2016.

/s/ David J. Kundert
David J. Kundert

APPENDIX A

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SENIOR INCOME FUND (NSL)

Exhibit s

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for his and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 24th day of June 2016.

/s/ Albin F. Moschner
Albin F. Moschner

APPENDIX A

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SENIOR INCOME FUND (NSL)

Exhibit s

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 26th day of July 2016.

/s/ John K. Nelson
John K. Nelson

APPENDIX A

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SENIOR INCOME FUND (NSL)

Exhibit s

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 26th day of July 2016.

/s/ William J. Schneider
William J. Schneider

APPENDIX A

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SENIOR INCOME FUND (NSL)

Exhibit s

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 26th day of July 2016.

/s/ Judith M. Stockdale
Judith M. Stockdale

APPENDIX A

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SENIOR INCOME FUND (NSL)

Exhibit s

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 26th day of July 2016.

/s/ Carole E. Stone
Carole E. Stone

APPENDIX A

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SENIOR INCOME FUND (NSL)

Exhibit s

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 26th day of July 2016.

/s/ Terence J. Toth
Terence J. Toth

APPENDIX A

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SENIOR INCOME FUND (NSL)

Exhibit s

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering Term Preferred Shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 26th day of July 2016.

/s/ Margaret L. Wolff
Margaret L. Wolff

Exhibit S

APPENDIX A

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN SENIOR INCOME FUND (NSL)